                                                            Exhibit 23.2

                                                    Consent of Ernst & Young LLP

                                        CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the  incorporation by reference in the Registration  Statement (Form S-8) pertaining to the Tropical  Sportswear Int'l
Corporation  2000  Long-Term  Incentive  Plan As Amended of our report dated  November 19,  2002,  with respect to the  consolidated financial  statements and schedule of Tropical  Sportswear Int'l Corporation  included in its Annual Report (Form 10-K) for the year ended September 28, 2002, filed with the Securities and Exchange Commission.

                                                                                                           /s/ ERNST & YOUNG LLP

Tampa, Florida
February 18, 2003